UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2012

INSTITUTIONAL FINANCIAL MARKETS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 19, 2012 (the “Effective Date”), PrinceRidge Partners LLC (“PrinceRidge LLC”), an indirect subsidiary of Institutional Financial Markets, Inc. (the “Company”), PrinceRidge Holdings LP, also an indirect subsidiary of the Company (“PrinceRidge LP” and, together with PrinceRidge LLC, “PrinceRidge”), IFMI, LLC (“IFMI”), the Company, and Michael T. Hutchins entered into a Separation, Release and Repurchase Agreement (the “Hutchins Separation Agreement”).

Under the Hutchins Separation Agreement, effective on the Effective Date, Mr. Hutchins’ employment with PrinceRidge, IFMI, and the Company ceased, and each of (i) the Executive Agreement, dated May 31, 2011, by and among Mr. Hutchins, PrinceRidge, the Company and IFMI (the “Hutchins Executive Agreement”); and (ii) the Amended and Restated Supplementary Agreement, dated May 31, 2011, by and between Mr. Hutchins and PrinceRidge LP, were terminated. Notwithstanding the termination of the Hutchins Executive Agreement, Mr. Hutchins agreed under the Hutchins Separation Agreement to be bound by the post-employment obligations set forth in the Hutchins Executive Agreement, including, but not limited to, the post-employment confidentiality, noncompetition and nonsolicitation obligations set forth therein.

Under the Hutchins Separation Agreement, Mr. Hutchins withdrew as a member of PrinceRidge LLC and as a partner of PrinceRidge LP. Mr. Hutchins also agreed to sell to PrinceRidge (i) 209 Profit Units and 209 Equity Units (in each case as defined in the Fourth Amended and Restated Limited Liability Company Agreement of PrinceRidge LLC, dated May 31, 2011, as may be amended from time to time (the “LLC Agreement”)) of PrinceRidge LLC (collectively, the “Hutchins Company Units”), and (ii) 21,058 Profit Units and 21,281 Equity Units (in each case as defined in the Fourth Amended and Restated Limited Partnership Agreement of PrinceRidge LP, dated May 31, 2011, as may be amended from time to time (the “Partnership Agreement”)) of PrinceRidge LP (together with the Hutchins Company Units, the “Hutchins Securities”), which in the aggregate constitute all Mr. Hutchins’ vested interests in PrinceRidge.

In consideration of the sale of the Hutchins Securities by Mr. Hutchins to PrinceRidge LLC, PrinceRidge LLC paid to Mr. Hutchins on the Effective Date an aggregate amount of cash equal to $4,117,298.54 (the “Hutchins Purchase Price”), of which $3,117,298.54 represented the aggregate value of Mr. Hutchins’ capital accounts in PrinceRidge.

In accordance with the Hutchins Separation Agreement, on the Effective Date, Mr. Hutchins resigned from all positions and offices of PrinceRidge, IFMI and their respective affiliates. On July 15, 2012, the Board of Managers of PrinceRidge LLC (the “Board”) had removed Mr. Hutchins as Chief Executive Officer of PrinceRidge LLC, after which time he continued as an officer of PrinceRidge LLC until the Effective Date.

Effective on the Effective Date, Mr. Hutchins also agreed to forfeit all of the unvested equity awards that Mr. Hutchins had received from PrinceRidge, IFMI, the Company, and their respective affiliates, including (i) 424,371 shares of restricted common stock of the Company; and (ii) 9,336 restricted Class A Units (consisting of 9,336 Profit Units and 9,336 Equity Units) of PrinceRidge LP (in each case as defined in the Partnership Agreement), each of which had been awarded to Mr. Hutchins under the Hutchins Executive Agreement.

Under the Hutchins Separation Agreement, Mr. Hutchins, on one hand, and PrinceRidge, IFMI, the Company, and each certain related individuals and entities, on the other hand, entered into a mutual release of claims.

The foregoing description of the Hutchins Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Hutchins Separation Agreement, which is attached hereto as Exhibit 10.1, and is incorporated into this report by reference.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Also on the Effective Date, PrinceRidge, IFMI, the Company, and John P. Costas, a named executive officer of the Company, entered into a Separation, Release and Repurchase Agreement (the “Costas Separation Agreement”).

Under the Costas Separation Agreement, effective on the Effective Date, Mr. Costas’ employment with PrinceRidge, IFMI, and the Company ceased, and each of (i) the Executive Agreement, dated May 31, 2011, by and among Mr. Costas, PrinceRidge, the Company and IFMI (the “Costas Executive Agreement”); and (ii) the Amended and Restated Supplementary Agreement, dated May 31, 2011, by and between Mr. Costas and PrinceRidge LP, were terminated. Notwithstanding the termination of the Costas Executive Agreement, Mr. Costas agreed under the Costas Separation Agreement to be bound by the post-employment obligations set forth in the Costas Executive Agreement, including, but not limited to, the post-employment confidentiality, noncompetition and nonsolicitation obligations set forth therein.

Under the Costas Separation Agreement, Mr. Costas withdrew as a member of PrinceRidge LLC and as a partner of PrinceRidge LP. Mr. Costas also agreed to sell to PrinceRidge (i) 209 Profit Units and 209 Equity Units (in each case as defined in the LLC Agreement) of PrinceRidge LLC (collectively, the “Costas Company Units”); and (ii) 21,058 Profit Units and 21,281 Equity Units (in each case as defined in the Partnership Agreement) of PrinceRidge LP (together with the Costas Company Units, the “Costas Securities”), which in the aggregate constitute all Mr. Hutchins’ vested interests in PrinceRidge.

In consideration of the sale of the Costas Securities by Mr. Costas to PrinceRidge LLC, PrinceRidge LLC paid to Mr. Costas on the Effective Date an aggregate amount of cash equal to $4,117,298.54 (the “Costas Purchase Price”), of which $3,117,298.54 represented the aggregate value of Mr. Costas’ capital accounts in PrinceRidge.

In accordance with the Costas Separation Agreement, on the Effective Date, Mr. Costas resigned from all positions and offices of PrinceRidge, IFMI and their respective affiliates and as a Board Observer of the Company. On July 15, 2012, the Board had removed Mr. Costas as Chairman of PrinceRidge LLC, after which time he continued as an officer of PrinceRidge LLC until the Effective Date.

Effective on the Effective Date, Mr. Costas also agreed to forfeit all of the unvested equity awards that Mr. Costas had received from PrinceRidge, IFMI, the Company, and their respective affiliates, including (i) 424,371 shares of restricted common stock of the Company; and (ii) 9,336 restricted Class A Units (consisting of 9,336 Profit Units and 9,336 Equity Units) of PrinceRidge LP (in each case as defined in the Partnership Agreement), each of which had been awarded to Mr. Costas under the Costas Executive Agreement.

Under the Costas Separation Agreement, Mr. Costas, on one hand, and PrinceRidge, IFMI, the Company, and each certain related individuals and entities, on the other hand, entered into a mutual release of claims.

The foregoing description of the Costas Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Costas Separation Agreement, which is attached hereto as Exhibit 10.2, and is incorporated into this report by reference.

Item 8.01 - Other Events.

The Board has appointed Daniel G. Cohen as the new Chairman and Chief Executive Officer of PrinceRidge LLC. Mr. Cohen also serves as the Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Directors of the Company.

On the Effective Date, the Company issued a press release related to the actions described under Items 1.01, 5.02 and 8.01 hereof. The press release is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

Exhibit 10.1*	Separation, Release and Repurchase Agreement, dated as of July 19, 2012, by and among PrinceRidge Partners LLC, PrinceRidge Holdings LP, IFMI, LLC, Institutional Financial Markets, Inc. and Michael T. Hutchins.

Exhibit 10.2*	Separation, Release and Repurchase Agreement, dated as of July 19, 2012, by and among PrinceRidge Partners LLC, PrinceRidge Holdings LP, IFMI, LLC, Institutional Financial Markets, Inc. and John P. Costas.

Exhibit 99.1*	Press Release Announcing Leadership Transition At PrinceRidge, dated July 19, 2012.

*	Filed electronically herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSTITUTIONAL FINANCIAL MARKETS, INC.

Date: July 19, 2012	By:	/s/ Joseph W. Pooler, Jr.
Joseph W. Pooler, Jr.
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Separation, Release and Repurchase Agreement, dated as of July 19, 2012, by and among PrinceRidge Partners LLC, PrinceRidge Holdings LP, IFMI, LLC, Institutional Financial Markets, Inc. and Michael T. Hutchins.

Exhibit 10.2	Separation, Release and Repurchase Agreement, dated as of July 19, 2012, by and among PrinceRidge Partners LLC, PrinceRidge Holdings LP, IFMI, LLC, Institutional Financial Markets, Inc. and John P. Costas.

Exhibit 99.1	Press Release Announcing Leadership Transition At PrinceRidge, dated July 19, 2012.